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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                           September 30, 1996




                      FIRST MIDWEST FINANCIAL, INC.
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    (Exact name of Registrant as specified in its charter)



    Delaware                 0 - 22140               42-1406262
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)



 Fifth at Erie, Storm Lake, Iowa                        50588
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  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (712) 732-4117
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                              N/A
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  (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets
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     On October 1, 1996, First Midwest Financial, Inc. (the
"Corporation") issued a press release (included as Exhibit 1 to the Corporation's Current Report on Form 8-K for the event on October 1, 1996, and incorporated herein by reference) announcing the consummation of its merger (the "Merger") with Central West Bancorporation ("CWB"). The Merger was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 20, 1996. Upon consummation of the Merger, each CWB stockholder became entitled to receive $18.04 and 2.3528 shares of the Corporation's common stock per share of CWB common stock, for an aggregate Merger consideration of approximately $5.25 million. The Corporation issued a total of 171,158 shares of its common stock to CWB shareholders. The Merger Agreement was included as Exhibit 2 to the Corporation's Registration Statement on Form S-3 (No. 333-9871), declared effective by the Securities and Exchange Commission (the "Commission") on September 27, 1996, and incorporated by reference herein. The Corporation's working capital was the source of funds for the cash portion of the Merger consideration.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.   Financial Statements and Exhibits
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     (a)     Financial statements of businesses acquired.

             The financial statements of CWB were contained in the Corporation's Prospectus filed with the Corporation's Registration Statement on Form S-3 (No. 333-9871), declared effective by the Commission on September 27, 1996, and are incorporated by reference herein. It is impracticable, as of the date hereof, to provide the audited financial information required by Form 8-K. Such financial information, to the extent required, will be filed under cover of Form 8-K/A as soon as possible, but in any event not later than December 16, 1996.

     (b)     Pro forma financial information.

             The Unaudited Pro Forma Combined Financial
Statements of the Corporation and CWB were contained in the Corporation's Prospectus filed with the Corporation's
Registration Statement on Form S-3 (No. 333-9871), declared effective by the Commission on September 27, 1996, and are incorporated by reference herein. The pro forma financial information as of September 30, 1996, is not substantially different than the information presented as of June 30, in foregoing registration statement.


     (c)     Exhibits

             2.     Agreement and Plan of Merger, dated as of May
20, 1996, by and between CWB and the Corporation (incorporated by reference to Exhibit 2 to the Corporation's Registration
Statement on Form S-3 (No. 333-9871), declared effective by the Commission on September 27, 1996).

             99.     Press release of the Corporation, dated
October 1, 1996.  (incorporated by reference to Exhibit 1 to the
Corporation's Current Report on Form 8-K filed on October 1,
1996).
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST  MIDWEST FINANCIAL, INC.




Date:  October 15, 1996             By: /s/ Donald J. Winchell
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                                    Donald J. Winchell, Chief
                                      Financial Officer